EXHIBIT 10.7

                             INTERCREDITOR AGREEMENT
                             -----------------------

                              MILBERG FACTORS, INC.
                                 99 PARK AVENUE
                            NEW YORK, NEW YORK 10015

                                                                   June 16, 1997

Fort Orange Paper Co., Inc.
1900 River Road
Castleton-on-Hudson, New York  12033

         Re:      FORT ORANGE ACQUISITION CO., INC. (THE "COMPANY")
                  -------------------------------------------------

Gentlemen:

         Pursuant to our Security Agreement (Accounts Receivable-Financing), the Inventory supplement thereto, our Security Agreement-Goods and Chattels, and related documents with the Company (collectively, the "Security Documents") we have been granted a lien on and security interest in certain assets of the Company, including but not limited to (a) all its accounts, accounts receivable, contract rights, chattel paper, leases, and general intangibles, all proceeds of the foregoing, and all returned and repossessed goods represented thereby (the "Accounts"), (b) all its inventory, as such term is defined in the Uniform Commercial Code, including but not limited to its raw materials, work in process, and finished goods and all products and proceeds thereof (the "Inventory"), and (c) all its goods, machinery, and equipment, whether now owned or hereafter acquired and wherever located, all replacements and substitutions therefor or accessions thereto and all proceeds thereof (the "Goods," and together with the Accounts and Inventory hereinafter collectively referred to as the "Collateral") as security for any indebtedness or obligations now or hereafter owing to us by the Company, all as more fully set forth in the Security Documents.

         We understand that pursuant to certain agreements entered into between you and the Company you have been granted a lien on and security interest in some or all of the same Collateral as security for certain loans or other financial accommodations made by you to the Company. Each of us has file or will file financing statements under the Uniform Commercial Code covering our interests.

         The purpose of this letter is set to forth, as between you and us, our understanding relative to our respective priority and positions in the Collateral. Notwithstanding any agreement or arrangement which you may not or hereafter have with the Company, or any rule of law, and notwithstanding the time, order or method of attachment, perfection, filing or recording, or existing priority position, you hereby subordinate to us any security interest, lien, claim or right not or hereafter asserted by you with respect to the Collateral and agree that the same will be subject, junior and subordinate to any security interest, lien, claim or right now or hereafter asserted by us with respect to the Collateral. Furthermore, so long as the Company may be

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indebted or obligated to us in any manner whatsoever, including indebtedness arising from or in connection with the Security Documents or otherwise, you confirm that you will not exercise any right, assert any claim or interest, take any action, or institute any proceeding with respect to any of the Collateral, provided, however, that if we fail to take action which is reasonably necessary to preserve the integrity of our interest in the Collateral, as a result of which the integrity of your interest in the Collateral is compromised, then upon no less than ten (10) days prior written notice to us, you may take such action as shall be necessary to preserve the integrity of your interest in the Collateral, including, but not limited to, the payment of taxes in arrears, payment of insurance and filing of proofs of claim in insolvency proceedings; provided, further, however, that all such action shall be subject to our prior lien and security interest in the Collateral and our rights under this agreement. You agree to execute any documents, releases or amendments which may be necessary to effect this result on any applicable public records.

         We also agree that, until the Company defaults or breaches any obligations or fails to timely pay any indebtedness due and owing to us, we will not obtain a security interest or other lien (other than an execution lien) on any assets of John B. Hay, Jr., ("Hay") the guarantor under a Guaranty dated June ___, 1997 (the "Milberg Guaranty") in our favor, to secure Hay's obligations under the Milberg Guaranty.

         Notwithstanding anything contained to the contrary in a certain Guaranty dated June 16, 1997 (the "Seller's Guaranty") made by John B. Hay, Jr. ("Hay"), the guarantor, in your favor, you acknowledge and agree that you do not have and will not obtain a security interest or other lien on any assets of Hay (the "Hay Assets") to secure any of Hay's obligations under the Seller's Guaranty.

         In the event that we, in accordance with the terms and conditions of this agreement, obtain a security interest or other lien on the Hay Assets, you may obtain a security interest or other lien in the same Hay Assets as those in which we obtained our security interest or lien, provided, however, that notwithstanding any agreement or arrangement which you may now or hereafter have with Hay, or any rule of law, and notwithstanding the time, order or method of attachment, perfection, filing or recording, or priority position, you hereby agree to subordinate to us any security interest, lien, claim or right ever asserted by you with respect to any of the Hay Assets and agree that the same will be subject, junior and subordinate to any security interest, lien, claim or right asserted by us with respect to any of the Hay Assets. Furthermore, so long as the Company may be indebted or obligated to us in any manner whatsoever, including indebtedness arising from or in connection with the Security Documents or otherwise, you confirm that you, if you obtain a security interest or other lien in any of the Hay Assets, in accordance with and subject to the terms of this agreement, you will not exercise any right, assert any claim or interest, take any action, or institute any proceeding with respect to any of the Hay Assets; provided, however, that if we fail to take action which is reasonably necessary to preserve the integrity of our interest in such Hay Assets, as a result of which the integrity of your interest in the Hay Assets is compromised, then upon no less than ten (10) days prior written notice to us, you may take such action as shall be necessary to preserve the integrity of your interest in the Hay Assets, including, but not limited to, the payment of taxes in arrears, payment of insurance and filing of proofs of claim in insolvency proceedings; provided, further, however,


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that all such action shall be subject to our prior lien and security interest in the Hay Assets and our rights under this agreement.

         You agree to execute any documents, releases or amendments which may be necessary to effect the results contemplated by this letter on any applicable public records.

         Except as herein otherwise specifically provided, the rights and priorities of the parties shall be determined in accordance with applicable law. This agreement shall be governed by the laws of the State of New York and, unless the context of this agreement otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

         This agreement is solely for the benefit of both of us, and our respective successors and assigns. No other person, firm, entity or corporation shall have any right, benefit, priority or interest under, or because of, the existence of this agreement.

         If the foregoing is in accordance with your understanding, please sign and return to us the enclosed copy of this letter to so indicate. Although the Company is not a party to this agreement, it has signed below to indicate its confirmation of and agreement with the foregoing.

                                                   Very truly yours,

                                                   MILBERG FACTORS, INC.

                                                   By: /s/ JOSEPH GOLDEN
                                                       -------------------------
                                                   Title: PRESIDENT
                                                          ----------------------

Accepted and agreed to:

FORT ORANGE PAPER CO., INC.

By:   /s/ DONALD GOEBERT
     -------------------------------

Title:  CHAIRMAN
      ------------------------------

Confirmed:

FORT ORANGE ACQUISITION CO., INC.

By:   /s/ JOHN P. HAY, JR.
     -------------------------------

     /s/ JOHN P. HAY, JR.
------------------------------------
John B. Hay, Jr., Individually


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